UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OK	73102-5015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Devon Energy Corporation (“Devon”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, June 5, 2019. In connection with the Annual Meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934, as amended. The following are the voting results for the items of business considered and voted upon at the Annual Meeting, all of which were described in Devon’s Notice of 2019 Annual Meeting of Stockholders and Proxy Statement, filed with the Securities and Exchange Commission on April 24, 2019.

1.	The stockholders elected each of Devon’s eleven nominees to serve on the Board of Directors of Devon (the “Board”) for a one-year term. The vote tabulation with respect to the nominees was as follows:

NOMINEE	VOTES FOR	AUTHORITY WITHHELD	BROKER NON-VOTES

Barbara M. Baumann	290,842,932	6,225,342	58,550,771

John E. Bethancourt	293,899,816	3,168,458	58,550,771

Ann G. Fox	293,883,036	3,185,238	58,550,771

David A. Hager	293,540,736	3,527,538	58,550,771

Robert H. Henry	290,062,146	7,006,128	58,550,771

Michael M. Kanovsky	286,567,791	10,500,483	58,550,771

John Krenicki Jr.	291,531,525	5,536,749	58,550,771

Robert A. Mosbacher Jr.	285,707,306	11,360,968	58,550,771

Duane C. Radtke	290,810,411	6,257,863	58,550,771

Keith O. Rattie	293,980,310	3,087,964	58,550,771

Mary P. Ricciardello	287,398,364	9,669,910	58,550,771

2.	The appointment of KPMG LLP as Devon’s independent auditors for 2019 was ratified. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

342,718,119	12,370,951	529,975	—

3.	The Board proposal for an advisory (non-binding) vote on the compensation of Devon’s named executive officers was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

280,557,912	15,890,573	619,789	58,550,771

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Christopher J. Kirt
Christopher J. Kirt
Vice President Corporate Governance and Secretary

Date:    June 6, 2019

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